Exhibit 99.1

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is entered into as of as of February 1, 2006 by and among Fidelity National Information Services, Inc., a Georgia corporation formerly known as Certegy Inc. (the “Company”), and the Securityholders (as herein defined).  Certain capitalized terms used herein are defined in Section 1.1.

The parties hereto agree as follows:

ARTICLE 1

DEFINITIONS

1.1          Definitions

“Agreement” has the meaning set forth in the preamble.

“Agreement and Plan of Merger” means that certain Agreement and Plan of Merger dated as of September 14, 2005 among the Company, C Co Merger Sub, LLC, a Delaware limited liability company and a direct wholly owned subsidiary of the Company, and Fidelity National Information Services, Inc., a Delaware corporation, as heretofore amended.

“BACI Holder” means Banc of America Capital Investors, L.P.

“Board” or “Board of Directors” means the Board of Directors of the Company.

“Common Stock” means the Company’s common stock.

“Company” has the meaning set forth in the preamble.

“Control” (including, with correlative meaning, all conjugations thereof) means with respect to any Person, the ability of another Person to control or direct the actions or policies of such first Person, whether by ownership of voting stock, by contract or otherwise.

“Demand Registration” has the meaning given to such term in Section 2.1(a).

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Evercore Holder” means Evercore METC Capital Partners II L.P.

“F Co. Parent” means Fidelity National Financial, Inc., a Delaware corporation.

“Incidental Registration” has the meaning given such term in Section 2.2(a).

“Indemnified Party” has the meaning given such term in Section 2.7(a).

“Losses” has the meaning given such term in Section 2.7(a).

“NASD” has the meaning given such term in Section 2.5(k).

“NASDAQ” means the electronic dealer quotation system owned and operated by The Nasdaq Stock Market, Inc.

“Person” means an individual, a partnership, a joint venture, a corporation, an association, a joint stock company, a limited liability company, a trust, an unincorporated organization or a government or any department or agency or political subdivision thereof.

“Proceeding” has the meaning given such term in Section 2.7(c).

“Public Offering” means an offering and sale to the public of any equity securities of the Company pursuant to an effective registration statement filed with the SEC pursuant to the Securities Act, as then in effect, provided that a Public Offering shall not include an offering made in connection with a business acquisition or combination or an employee benefit plan or an offering solely to the Company’s shareholders.

“Registrable Shares” means (i) shares of Common Stock issued or issuable to any Securityholder pursuant to the Agreement and Plan of Merger, and (ii) any shares of stock of the Company or any successor corporation issued or issuable in respect of the Common Stock referred to in clause (i) above, whether by way of a stock split, stock dividend or in connection with a combination of such Common Stock or a recapitalization, merger, consolidation or other reorganization or otherwise, in either such event excluding such shares that (a) have been sold pursuant to a Registration Statement, (b) have been sold or distributed pursuant to Rule 144 or (c) are eligible to be sold or distributed pursuant to Rule 144 (including, without limitation, Rule 144(k)) in a single transaction by any Securityholder.

“Registration Expenses” means all amounts payable by the Company pursuant to Section 2.5.

“Registration Notice” has the meaning given such term in Section 2.1(b).

“Registration Request” has the meaning given such term in Section 2.1(a).

“Registration Statement” means any registration statement of the Company under which any of the Registrable Shares are included therein pursuant to the provisions of this Agreement, including the prospectus, amendments and supplements to such registration statement, including post-effective amendments, all exhibits, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

“Requesting Holders” has the meaning given such term in Section 2.1(a).

“Rule 144” means Rule 144 adopted under the Securities Act (or any successor rule or regulation).

“SEC” means the Securities and Exchange Commission.

“Securityholder(s)” means (i) the shareholders listed on Annex A hereto and their respective successors, assignees and transferees who execute a counterpart to this Agreement, and (ii) those Persons who acquire Registrable Shares in the future and become a party hereto.

“Securities Act” means the Securities Act of 1933, as amended from time to time.

“Selling Securityholder” means a Securityholder selling its shares pursuant to the terms of this Agreement.

“Shelf Registration” has the meaning given such term in Section 2.1(a).

“Sponsor Group” means the holders of at least 75% of the Registrable Shares then owned by the THL Holders and the TPG Holders, collectively.

“Sponsors” means collectively, the THL Holders, the TPG Holders, the Evercore Holder and the BACI Holder.

“Subsidiary” means any corporation with respect to which another specified corporation has the power to vote or direct the voting of sufficient securities to elect directors having a majority of the voting power of the board of directors of such corporation.

“THL Holders” means collectively, Thomas H. Lee Equity Fund V, L.P., a Delaware limited partnership, Thomas H. Lee Parallel Fund V, L.P., Thomas H. Lee Equity (Cayman) Fund V, L.P., Thomas H. Lee Investors Limited Partnership, Putnam Investment Holdings, LLC, Putnam Investments Employees’ Securities Company I LLC, and Putnam Investments Employees’ Securities Company II, LLC.

“TPG Holders” means collectively, TPG Partners III, L.P., TPG Parallel III, L.P., TPG Investors III, L.P., FOF Partners III, L.P., FOF Partners III-B, L.P., TPG Dutch Parallel III, C.V., and TPG Partners IV, L.P.

ARTICLE 2

REGISTRATION RIGHTS

2.1          Demand Registrations.

(a)           Requests for Registration of Registrable Shares Owned by the Sponsors.  Subject to the provisions of this Article 2, including without limitation Section 2.1(e), each of F Co. Parent, the THL Holders and the TPG Holders shall have the right to request registration under the Securities Act (the “Demand Right”) of all or any portion of the Registrable Shares held by such Securityholders by delivering a written notice to the principal business office of the Company, which notice identifies the Person(s) requesting registration (the “Requesting Holders”) and specifies the number of Registrable Shares to be included in such registration (the “Registration Request”).  Any such requested registration shall hereinafter be referred to as a “Demand Registration.”  With respect to any Demand Registration, the Requesting Holders may request the Company to effect a registration of the Registrable Shares under a registration statement pursuant to Rule 415 under the Securities Act (a “Shelf Registration”).

(b)           Effecting the Registration.  Subject to the restrictions set forth in Section 2.1(e), the Company will give prompt written notice of any such Registration Request (the “Registration Notice”) to all other holders of Registrable Shares and will thereupon use its commercially reasonable efforts to effect the registration under the Securities Act on any form available to the Company of:

(i)            the Registrable Shares requested to be registered by the Requesting Holders; and

(ii)           all other Registrable Shares of the same type and class which the Company has received a written request to register pursuant to Section 2.2(a) within 10 days after notice is given by the Company pursuant to this Section 2.2(b).

(c)           Preservation of Demand Registration.  A registration undertaken by the Company at the request of the Requesting Holder under Section 2.1(a) will not count as a Demand Registration:

(i)            if, pursuant to the Demand Right, the Requesting Holders are unable to register and sell at least 50% of the Registrable Shares requested to be included in such registration by them pursuant to this Section 2.1, unless such failure results from any act of, or failure to act by, any of the Requesting Holders;

(ii)           if the Requesting Holders withdraw their Registration Request prior to the time the Registration Statement therefor is declared effective and promptly reimburse the Company for all Registration Expenses incurred by the Company in connection with effecting such registration, such Registration Request shall not count as a Demand Registration so long as this provision has not been previously utilized within the immediately preceding 12 months; or

(iii)          if the Requesting Holders withdraw a Registration Request upon the determination of the Board of Directors of the Company to postpone the filing or effectiveness of a Registration Statement pursuant to Section 2.1(f) or are deemed to have withdrawn a Registration Request pursuant to Section 2.1(g).

(d)           Priority on Demand Registration.  If the sole or managing underwriter of a Demand Registration advises the Company in writing that in its reasonable opinion the number of Registrable Shares and other securities requested to be included exceeds the number of Registrable Shares and other securities which can be sold in such offering without adversely affecting the distribution of the securities being offered, the price that will be paid in such offering or the marketability thereof, the Company will include in such registration the greatest number of Registrable Shares requested to be registered by the holders thereof, which in the opinion of such underwriters can be so sold, ratably among the holders of Registrable Shares (whether requested to be registered pursuant to Section 2.1 or 2.2) based on the respective amounts of Registrable Shares requested to be included by each such holder.

(e)           Restrictions on Demand Registrations.  The Company shall not be obligated to effect (i) more than two (2) Demand Registrations pursuant to a Demand Right exercised by the THL Holders under Section 2.1(a), (ii) more than two (2) Demand Registrations pursuant to a Demand Right exercised by the TPG Holders under Section 2.1(a), (iii) more than four (4) Demand Registrations pursuant to a Demand Right exercised by F Co. Parent under Section 2.1(a), (iv) a Demand Registration within six (6) months after the effective date of any previous Demand Registration, or (v) more than two (2) Demand Registrations in any twelve (12) month period.  No Securityholder may exercise a Demand Right under this Section 2.1 and no Demand Registration shall be required to be effected by the Company hereunder unless the reasonably anticipated gross proceeds of the resulting offering would exceed $75,000,000.  Any Demand Registration requested must be for a firm commitment underwritten public offering of Registrable Shares to be managed by an underwriter or underwriters of recognized national standing selected by the Company and reasonably acceptable to the Requesting Holders.

(f)            Deferral of Filing.  The Company may defer the filing (but not the preparation thereof) or effectiveness of a Registration Statement to effect a Demand Registration if, after a request is made, the Board of Directors of the Company determines in good faith, after consultation with counsel, that the Company would be required to disclose in such Registration Statement material, non-public information which the Company has a bona fide business interest in preserving as confidential or the disclosure of which, in the good faith belief of the Company, would have an adverse effect on the Company or its business.  The Company may defer a Demand Registration under this paragraph (e) pursuant to the preceding sentence until the earlier of (A) the date upon which such information is disclosed to the public or the Company determines in good faith that such information is no longer material or that its disclosure no longer would have an adverse effect on the Company or its business, or (B) 90 days after the Company first determines to defer such filing or such effectiveness; provided, however, that the Company shall not utilize this right to defer any such Demand Registration more than two (2) times in any twelve consecutive month period.

(g)           Pre-emption of Demand Registration.  Notwithstanding anything to the contrary contained herein, if at any time a Securityholder or Securityholders shall request a Demand Registration pursuant to this Section 2.1, the Company shall not be obligated to effect such Demand Registration and any related Registration Request shall be deemed to have been withdrawn if the Company’s Board of Directors shall determine in good faith, after consultation with a firm of nationally recognized underwriters, and shall so advise the Requesting Holder(s) in writing that such Demand Registration would have an adverse effect on a Public Offering by the Company which the Company is then actively pursuing; provided, however, that the Company shall not utilize this right more than one (1) time in any twelve consecutive month period.

(h)           Other Registration Rights.  The Company shall not grant to any Persons the right to request the Company to register any equity securities of the Company or any incidental or “piggy-back” rights that are superior or pari pasu with respect to any equity security of the Company, or any securities convertible or exchangeable into or exercisable for such securities, without the prior written consent of F Co. Parent and the Sponsor Group.

2.2          Incidental Registration.

(a)           Requests for Incidental Registration.  At any time the Company proposes to register for a Public Offering any Common Stock under the Securities Act, including registrations pursuant to Section 2.1(a), whether or not for sale for its own account, the Company will give written notice to each holder of Registrable Shares at least 20 days prior to the anticipated initial filing of such Registration Statement with the SEC of its intent to file such Registration Statement (or, if earlier, within 5 business days of receipt of a Registration Notice) and of such holder’s rights under this Section 2.2.  Upon the written request of any holder of Registrable Shares made within 10 days after any such notice is given by the Company (which request shall specify the Registrable Shares intended to be disposed of by such holder), the Company will use its commercially reasonable efforts to effect the registration (an “Incidental Registration”) under the Securities Act of all Registrable Shares which the Company has been so requested to register by the holders thereof; provided, however, that if, at any time after giving written notice of its intention to register any securities and prior to the effective date of the Registration Statement filed in connection with such Incidental Registration (each an “Incidental Registration Statement”), (i) the Company shall determine not to register such securities for its own account or to defer the registration of such securities in accordance with Section 2.1(f) or Section 2.3(b), or (ii) the Securityholder exercising a Demand Right shall determine for any reason not to register or to delay registration of such securities, the Company or such Securityholder, as the case may be, at its election, may give written notice of such determination to each holder of Registrable Shares and, thereupon, (x) in the case of a determination not to register, the Company shall be relieved of its obligation to register any Registrable Shares under this Section 2.2 or under Section 2.1 in connection with such particular registration (but not from its obligation to pay the expenses incurred in connection therewith) and (y) in the case of a determination to delay registration, the Company shall be permitted to delay registering any Registrable Shares under this Section 2.2 or under Section 2.1 during the period that the registration of such other securities is delayed.

(b)           Priority on Incidental Registration.  If the sole or managing underwriter of a registration advises the Company in writing that in its opinion the number of Registrable Shares and other securities requested to be included exceeds the number of Registrable Shares and other securities which can be sold in such offering without adversely affecting the distribution of the securities being offered, the price that will be paid in such offering or the marketability thereof, the Company will include in such registration the Registrable Shares and other securities of the Company in the following order of priority:

(i)            first, in the event of a Company-initiated registration, the greatest number of securities of the Company proposed to be included in such registration by the Company for its own account, which in the opinion of such underwriters can be so sold; and

(ii)           second, after all securities that the Company proposes to register for its own account have been included in the event of a Company-initiated registration, the greatest amount of Registrable Shares requested to be registered by the holders thereof which in the opinion of such underwriters can be sold in such offering without adversely affecting the distribution of the securities being offered, the price that will be paid in such offering or the marketability thereof, ratably among the holders of Registrable Shares (whether requested to be registered pursuant to Section 2.1 or 2.2) based on the respective amounts of Registrable Shares requested to be included by each such holder.

2.3          Registration on Form S-3

(a)           Request for Registration.  If F Co. Parent or any of the Sponsors request that the Company file a registration statement on Form S-3 (or any successor form to Form S-3), or any similar short-form registration statement, for a Public Offering of Registrable Shares, the reasonably anticipated gross proceeds from the sale of such Registrable Shares would exceed $50,000,000, and the Company is at such time eligible to use Form S-3 to register the Registrable Shares for such an offering, the Company shall (i) within ten (10) days of the receipt by the Company of such notice, give written notice of such proposed registration to all other Securityholders and (ii) as soon as practicable, shall use its commercially reasonable efforts to cause such Registrable Shares to be registered on such form for the offering and to cause such Registrable Shares to be qualified in such jurisdictions as the Securityholders may reasonably request together with all or such portion of the Registrable Shares of any Securityholders joining in such request as are specified in a written request received by the Company within twenty (20) days after receipt of such written notice from the Company.  The Company will use its commercially reasonable efforts to remain eligible to use Form S-3 registration or a similar short-form registration.  For the avoidance of doubt, a registration under this Section 2.3(a) shall not be considered to be a Demand Registration for any purpose.

(b)           Deferral of Filing. The Company may defer the filing (but not the preparation thereof) or effectiveness of a Registration Statement requested pursuant to this Section 2.3 if, after a request is made, the Board of Directors of the Company determines in good faith, after consultation with counsel, that the Company would be required to disclose in such Registration Statement material, non-public information which the Company has a bona fide business interest in preserving as confidential or the disclosure of which, in the good faith belief of the Company, would have an adverse effect on the Company or its business.  The Company may defer a registration under this paragraph (b) pursuant to the preceding sentence until the earlier of (i) the date upon which such information is disclosed to the public or the Company determines in good faith that such information is no longer material or that its disclosure no longer would have an adverse effect on the Company or its business, or (ii) 90 days after the Company first determines to defer such filing or such effectiveness; provided, however, that the Company shall not utilize this right to defer any such registration more than two (2) times in any twelve consecutive month period.

(c)           Pre-emption of Form S-3 Registration.  Notwithstanding anything to the contrary contained herein, if at any time a Securityholder or Securityholders shall request a registration pursuant to this Section 2.3, the Company shall not be obligated to effect such registration and any related registration request shall be deemed to have been withdrawn if the Company’s Board of Directors shall determine in good faith, after consultation with a firm of nationally recognized underwriters, and shall so advise such Securityholder(s) in writing that such Demand Registration would have an adverse effect on a Public Offering by the Company which the Company is then actively pursuing.

2.4          Holdback Agreements.  Each Securityholder agrees that, if requested in connection with any underwritten Public Offering for which a Securityholder has registration rights pursuant to this Article 2 by the managing underwriter or underwriters of such underwritten offering, such Securityholder will enter into an agreement with the underwriters on customary terms regarding restrictions on the ability of the Securityholders, without the prior written consent of the managing underwriter, to sell their Registrable Shares during the period commencing on the date of the final prospectus to such Public Offering and ending on the date specified by the Company and the managing underwriter; provided, that (i) the date so specified will be no later than 90 days after the date of such final prospectus for such subsequent Public Offering, and will be the same for all Securityholders that enter into such agreements, and (ii) all executive officers, beneficial owners of more than 5% of the Company’s capital stock and directors enter into such agreements. In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to the Registrable Shares of each Securityholder (and the shares or securities of every other person listed in clause (ii) above) until the end of such period.

2.5          Registration Procedures.  In connection with the registration of any Registrable Shares, the Company shall use commercially reasonable efforts to effect such registration to permit the sale of such Registrable Shares in accordance with the intended method or methods of disposition thereof and the terms and conditions of this Agreement, and pursuant thereto the Company shall, as expeditiously as practicable:

(a)           Prepare and file with the SEC a Registration Statement or Registration Statements on a form available for the sale of the Registrable Shares by the holders thereof in accordance with the intended method of distribution thereof, and use its commercially reasonable efforts to cause each such Registration Statement to become effective;

(b)           (i) In the case of any registration other than a Shelf Registration, prepare and file with the SEC such amendments and post-effective amendments to each Registration Statement as may be reasonably requested by F Co. Parent or any Sponsor (if F Co. Parent or such Sponsor is registering securities pursuant to such Registration Statement) or necessary to keep such Registration Statement continuously effective for a period ending on the earlier of (A) 90 days from the effective date and (B) such time as all of such securities have been disposed of in accordance with the intended method of disposition thereof; cause the related prospectus to be supplemented by any required prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 (or any similar provisions then in force) under the Securities Act; and comply with the provisions of the Securities Act, the Exchange Act and the rules and regulations of the SEC promulgated thereunder applicable to it with respect to the disposition of all securities covered by such Registration Statement as so amended or in such prospectus as so supplemented; and (ii) in the case of a Shelf Registration, prepare and file with the SEC such amendments and supplements to such Registration Statement and the Prospectus used in connection therewith as may be necessary to keep such Registration Statement in compliance with the Securities Act with respect to the disposition of all Registrable Shares subject thereto for a period ending on the earlier of the date on which all the Registrable Shares subject thereto have been sold pursuant to such Registration Statement or two (2) years after effectiveness of the Form S-3 registration.

(c)           Notify the Selling Securityholders of Registrable Shares promptly (but in any event within 2 business days), and confirm such notice in writing, (i) when a prospectus or any prospectus supplement or post-effective amendment has been filed, and, with respect to a Registration Statement or any post-effective amendment, when the same has become effective,

(ii) of any written comments by the SEC in respect of the Registration Statement or any request by the SEC or any other federal or state governmental authority for amendments or supplements to such Registration Statement or for additional information, (iii) of the issuance by the SEC of any stop order suspending the effectiveness of a Registration Statement or of any order preventing or suspending the use of any preliminary prospectus or the initiation or threat of any proceedings for such purpose, (iv) if at any time when a prospectus is required by the Securities Act to be delivered in connection with sales of Registrable Shares the Company becomes aware that the representations and warranties of the Company contained in any agreement (including any underwriting agreement) contemplated by Section 2.5(i) below cease to be true and correct in all material respects, (v) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of a Registration Statement or any of the Registrable Shares for offer or sale in any jurisdiction, (vi) if the Company becomes aware of the happening of any event that makes any statement of a material fact made in such Registration Statement or related prospectus or any document incorporated or deemed to be incorporated therein by reference untrue or that requires the making of any changes in such Registration Statement, prospectus or documents so that, in the case of such Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or (vii) if for any other reason it shall be necessary to amend or supplement such Registration Statement in order to comply with the Securities Act.

(d)           Use commercially reasonable efforts to prevent the issuance of any order suspending the effectiveness of a Registration Statement or of any order preventing or suspending the use of a prospectus or suspending the qualification (or exemption from qualification) of any of the Registrable Shares for sale in any jurisdiction, and, if any such order is issued, to obtain the withdrawal of any such order at the earliest possible moment.

(e)           Promptly incorporate in a prospectus supplement or post-effective amendment to the applicable Registration Statement such information as the managing underwriter or underwriters, if any, or the holders of a majority of the Registrable Shares of the class being sold agree should be included therein relating to the plan of distribution with respect to such Registrable Shares; and make all required filings of such prospectus supplement or post-effective amendment as soon as reasonably practicable after being notified of the matters to be incorporated in such prospectus supplement or post-effective amendment;

(f)            Deliver to each Selling Securityholder of Registrable Shares and the underwriters, if any, without charge, as many copies of the prospectus or prospectuses (including each form of prospectus) and each amendment or supplement thereto as such Persons may reasonably request; and the Company hereby consents to the use of such prospectus and each amendment or supplement thereto by each of the Selling Securityholders of Registrable Shares and the underwriters or agents, if any, in connection with the offering and sale of the Registrable Shares covered by such prospectus and any amendment or supplement thereto.

(g)           Prior to any public offering of Registrable Shares, to use its commercially reasonable efforts to register or qualify, and cooperate with the Selling Securityholders of Registrable Shares, the underwriters, if any, the sales agents and their respective counsel in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Shares for offer and sale under the securities or “blue sky” laws of such jurisdictions within the United States as any Selling Securityholder or the managing underwriters reasonably request in writing; provided, however, that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it is not then so qualified or (ii) take any action that would subject it to general service of process in any such jurisdiction where it is not then so subject.

(h)           Upon the occurrence of any event contemplated by Section 2.5(c)(vi) above, as promptly as practicable prepare a supplement or post-effective amendment to the Registration Statement or a supplement to the related prospectus or any document incorporated or deemed to be incorporated therein by reference, or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Shares being sold thereunder, such prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(i)            Enter into an underwriting agreement in form, scope and substance as is customary in underwritten offerings and take all such other actions as are reasonably requested by the managing or sole underwriter in order to expedite or facilitate the registration or the disposition of such Registrable Shares, including obtaining for delivery to the Company and the underwriter or underwriters, if any, with copies to the holders of Registrable Shares included in such registration, a cold comfort letter from the Company’s independent certified public accountants in customary form and covering such matters of the type customarily covered by cold comfort letters as the managing underwriter or underwriters reasonably request, dated the date of execution of the underwriting agreement and brought down to the closing under the underwriting agreement.

(j)            Comply with all applicable rules and regulations of the SEC and make generally available to its Securityholders earnings statements satisfying the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or any similar rule promulgated under the Securities Act) no later than 45 days after the end of any 12-month period (or 90 days after the end of any 12-month period if such period is a fiscal year) (i) commencing at the end of any fiscal quarter in which Registrable Shares are sold to underwriters in a firm commitment or best efforts underwritten offering and (ii) if not sold to underwriters in such an offering, commencing on the first day of the first fiscal quarter of the Company after the effectiveness of a Registration Statement, which statements shall cover said 12-month periods.

(k)           (i) Use its commercially reasonable efforts to cause all such Registrable Shares covered by such registration statement to be listed on the principal securities exchange on which Common Stock is then listed (if any), if the listing of such Registrable Shares is then permitted under the rules of such exchange, or (ii) if no Common Stock is then so listed, use its commercially reasonable efforts to, either (as the Company may elect) (x) cause all such Registrable Shares to be listed on a national securities exchange or (y) secure designation of all such Registrable Shares as a “Nasdaq security” that is an “NMS security” within the meaning of Rule 600 of Regulation NMS or, failing that, to secure NASDAQ authorization for such shares and, without limiting the generality of the foregoing, to arrange for at least two market makers to register as such with respect to such shares with the National Association of Securities Dealers, Inc. (“NASD”).

(l)            Make available upon reasonable notice at reasonable times and for reasonable periods for inspection by a representative appointed by the holders of a majority of the Registrable Shares of each class covered by the applicable Registration Statement, by any managing underwriter or underwriters participating in any disposition to be effected pursuant to such Registration Statement and by any attorney, accountant or other agent retained by such sellers or any such managing underwriter, all pertinent financial and other records, pertinent corporate documents and properties of the Company, provide each such Person with such opportunities to discuss with the Company’s officers, directors and employees and the independent public accountants who have certified its financial statements the business of the Company, and supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such Registration Statement, in each case as shall be necessary to enable such Persons to satisfy their due diligence obligations under applicable law (subject to the entry by each party referred to in this clause (l) into customary confidentiality agreements in a form reasonably acceptable to the Company).

(m)          In the case of an underwritten offering, make available the senior executive officers of the Company to participate in the customary “road show” presentations that may be reasonably requested by the managing underwriter in any such underwritten offering and otherwise use commercially reasonable efforts to facilitate, cooperate with, and participate in each proposed offering contemplated herein and customary selling efforts related thereto; provided the Company’s senior executive officers shall not be required to participate in any “road show” presentations pursuant to a registration in which the Company is not selling securities more than once in any 12 month period without the consent of such senior executive officers.  The Company may require each holder of Registrable Shares as to which any registration is being effected to furnish to the Company such information regarding such holder and the distribution of such Registrable Shares as the Company may, from time to time, reasonably request in writing; provided that, such information shall be used only in connection with such registration.  The Company may exclude from such registration the Registrable Shares of any holder who unreasonably fails to furnish such information promptly after receiving such request.  Each holder of Registrable Shares, upon receipt of written notice (a “Suspension Notice”) from the Company of the happening of any event of the kind described in clauses (ii), (iii), (vi) or (vii) of Section 2.5(c) or any circumstance described in Section 2.1(f) or 2.3(b) which would permit the Company to defer the filing or effectiveness of a Registration Statement thereunder, shall forthwith discontinue disposition of the Registrable Shares pursuant to the Registration Statement covering such Registrable Shares until (i) with respect to any such event described in Section 2.5(c), such holder has received copies of the supplemented or amended Prospectus contemplated hereby or such holder has been advised in writing (the “Advice”) by the Company that the use of the prospectus may be resumed, and has received copies of any additional or supplemental filings that are incorporated by reference in the prospectus, and (ii) with respect to a circumstance described in Section 2.1(f) or 2.3(b), 90 days after receipt of the Suspension Notice or such earlier date as of which such holder shall be advised by the

Company in writing that the circumstance giving rise to the Suspension Notice no longer warrants such discontinuance of such holder’s disposition of Registrable Shares.  The Company shall not give a Suspension Notice until after the applicable Registration Statement has been declared effective and shall not give more than two (2) Suspension Notices during any period of twelve consecutive months and, with respect to any event described in Section 2.5(c), in no event shall the period from the date on which any holder receives a Suspension Notice to the date on which any holder receives either the Advice or copies of the supplemented or amended prospectus contemplated by Section 2.5(c) (the “Suspension Period”) exceed 90 days.  In the event that the Company shall give any Suspension Notice (other than a Suspension Notice given in connection with any circumstance described in Section 2.1(f) or Section 2.3(b)), the Company shall use its commercially reasonable efforts and take such actions as are reasonably necessary to render the Advice and end the Suspension Period as promptly as practicable.  In the event the Company shall give any Suspension Notice with respect to any circumstance described in Section 2.1(f) or Section 2.3(b), the Company’s obligations under this Agreement in respect of any pending Registration Statement and related registration (other than its obligations to pay or reimburse Registration Expenses) shall be suspended until the date that is 90 days after receipt of the Suspension Notice or such earlier date as of which the holder(s) of the Registrable Shares registered thereby shall have been advised by the Company in writing that the circumstance giving rise to the Suspension Notice no longer warrants the discontinuance of such holders’ disposition of Registrable Shares.

2.6          Registration Expenses.  All of the following fees and expenses incident to the performance of or compliance with this Agreement by the Company shall be paid or reimbursed by the Company, whether or not any Registration Statement is filed or becomes effective, (i) all registration and filing fees (including, without limitation, (A) fees with respect to filings required to be made with the NASD in connection with an underwritten offering and (B) fees and expenses of compliance with state securities or “blue sky” laws), (ii) reasonable messenger, telephone and delivery expenses, (iii) fees and disbursements of counsel for the Company, (iv) fees and disbursements of all independent certified public accountants referred to in Section 2.5(i), (v) underwriters’ fees and expenses (excluding discounts, commissions, or fees of underwriters, selling brokers, dealer managers or similar securities industry professionals relating to the distribution of the Registrable Shares), (vi) Securities Act liability insurance, if the Company so desires such insurance, (vii) internal expenses of the Company, (viii) the expense of any annual audit, (ix) the fees and expenses incurred in connection with the listing of the securities to be registered on any securities exchange, (x) the fees and expenses of any Person, including special experts, retained by the Company, and (xi) the reasonable fees and disbursements of not more than one counsel (together with appropriate local counsel) chosen by the holders of a majority in interest of the Registrable Shares to be included in such registration and reasonably acceptable to the Company.

2.7          Indemnification; Contribution.

(a)           Indemnification by the Company.  The Company shall, without limitation as to time, indemnify and hold harmless, to the fullest extent permitted by law, each holder of Registrable Shares, the officers, directors, agents, partners and employees of each of them, each Person who controls each such holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act), and the officers, directors, agents, partners and employees of each such controlling person (each, an “Indemnified Party”), to the fullest extent lawful, from and against any and all losses, claims, damages, liabilities, actions or proceedings (whether commenced or threatened), reasonable costs (including, without limitation, reasonable costs of preparation and reasonable attorneys’ fees) and reasonable expenses (including reasonable expenses of investigation) (collectively, “Losses”), as incurred, arising out of or based upon (i) any untrue or alleged untrue statement of a material fact contained in any Registration Statement, prospectus or form of prospectus or in any amendment or supplements thereto or in any preliminary prospectus, or arising out of or based upon any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except to the extent that the same arise out of or are based upon information furnished in writing to the Company by such Indemnified Party or the related holder of Registrable Shares expressly for use therein or (ii) any violation by the Company of any federal, state or common law rule or regulation applicable to the Company and relating to action required of or inaction by the Company in connection with any such registration; provided, however, that the Company shall not be liable to any Person who participates as an underwriter in the offering or sale of Registrable Shares or any other Person, if any, who controls such underwriters within the meaning of the Securities Act to the extent that any such Losses arise out of or are based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any preliminary prospectus if (i) such Person failed to send or deliver a copy of the prospectus with or prior to the delivery of written confirmation of the sale by such Person to the Person asserting the claim from which such Losses arise, (ii) the prospectus would have corrected such untrue statement or alleged untrue statement or such omission or alleged omission, and (iii) the Company has complied with its obligations under Section 2.5(c).  Each indemnity and reimbursement of costs and expenses shall remain in full force and effect regardless of any investigation made by or on behalf of such indemnified party.

(b)           Indemnification by Holders.  In connection with any Registration Statement in which a holder of Registrable Shares is participating, such holder, or an authorized officer of such holder, shall furnish to the Company in writing such information as the Company reasonably requests for use in connection with any Registration Statement or prospectus and agrees, severally and not jointly, to indemnify, to the fullest extent permitted by law, the Company, its directors, officers, agents and employees, each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, agents or employees of such controlling persons, from and against all Losses arising out of or based upon any untrue or alleged untrue statement of a material fact contained in any Registration Statement, prospectus, or form of prospectus, or arising out of or based upon any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, to the extent, but only to the extent, that such untrue or alleged untrue statement is contained in, or such omission or alleged omission is required to be contained in, any information so furnished in writing by such holder to the Company expressly for use in such Registration Statement or prospectus and that such statement or omission was relied upon by the Company in preparation of such Registration Statement, prospectus or form of prospectus; provided, however, that such holder of Registrable Shares shall not be liable in any such case to the extent that the holder has furnished in writing to the Company within a reasonable period of time prior to the filing of any such Registration Statement or prospectus or amendment or supplement thereto information expressly for use in such Registration Statement or prospectus or any amendment or supplement thereto which corrected or made not misleading, information previously furnished to the Company, and the Company failed to include such information therein.  In no event shall the liability of any Selling Securityholder of Registrable Shares hereunder be greater in amount than the dollar amount of the proceeds (net of payment of all expenses) received by such holder upon the sale of the Registrable Shares giving rise to such indemnification obligation.  Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such indemnified party.

(c)           Conduct of Indemnification Proceedings.  If any Person shall be entitled to indemnity hereunder (an “indemnified party”), such indemnified party shall give prompt notice to the party or parties from which such indemnity is sought (the “indemnifying parties”) of the commencement of any action, suit, proceeding or investigation or written threat thereof (a “Proceeding”) with respect to which such indemnified party seeks indemnification or contribution pursuant hereto; provided, however, that the failure to so notify the indemnifying parties shall not relieve the indemnifying parties from any obligation or liability except to the extent that the indemnifying parties have been prejudiced by such failure.  The indemnifying parties shall have the right, exercisable by giving written notice to an indemnified party promptly after the receipt of written notice from such indemnified party of such Proceeding, to assume, at the indemnifying parties’ expense, the defense of any such Proceeding, with counsel reasonably satisfactory to such indemnified party; provided, however, that an indemnified party or parties (if more than one such indemnified party is named in any Proceeding) shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless:  (i) the indemnifying parties agree to pay such fees and expenses; (ii) the indemnifying parties fail promptly to assume the defense of such Proceeding or fail to employ counsel reasonably satisfactory to such indemnified party or parties; or (iii) the named parties to any such Proceeding (including any impleaded parties) include both such indemnified party or parties and the indemnifying parties or an affiliate of the indemnifying parties or such indemnified parties, and there may be one or more defenses available to such indemnified party or parties that are different from or additional to those available to the indemnifying parties, in which case, if such indemnified party or parties notifies the indemnifying parties in writing that it elects to employ separate counsel at the expense of the indemnifying parties, the indemnifying parties shall not have the right to assume the defense thereof and such counsel shall be at the expense of the indemnifying parties, it being understood, however, that, unless there exists a conflict among indemnified parties, the indemnifying parties shall not, in connection with any one such Proceeding or separate but substantially similar or related Proceedings in the same jurisdiction, arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (together with appropriate local counsel) at any time for such indemnified party or parties.  Whether or not such defense is assumed by the indemnifying parties, such indemnifying parties or indemnified party or parties will not be subject to any liability for any settlement made without its or their consent (but such consent will not be unreasonably withheld).  The indemnifying parties shall not consent to entry of any judgment or enter into any settlement which (x) provides for other than monetary damages without the consent of the indemnified party or parties (which consent shall not be unreasonably withheld or delayed) or (y) does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party or parties of a release, in form and substance satisfactory to such indemnified party or parties, from all liability in respect of such Proceeding for which such indemnified party would be entitled to indemnification hereunder.

(d)           Contribution.  If the indemnification provided for in this Section 2.7 is unavailable to an indemnified party or is insufficient to hold such indemnified party harmless for any Losses in respect of which this Section 2.7 would otherwise apply by its terms, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall have an obligation to contribute to the amount paid or payable by such indemnified party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the indemnifying party, on the one hand, and such indemnified party, on the other hand, in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations.  The relative fault of such indemnifying party, on the one hand, and indemnified party, on the other hand, shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been taken by, or relates to information supplied by, such indemnifying party or indemnified party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent any such action, statement or omission.  The amount paid or payable by a party as a result of any Losses shall be deemed to include any legal or other fees or expenses incurred by such party in connection with any Proceeding, to the extent such party would have been indemnified for such expenses if the indemnification provided for in Section 2.7(a) or 2.7(b) was available to such party.  The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 2.7(d) were determined by pro-rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in this Section 2.7(d).  Notwithstanding the provisions of this Section 2.7(d), an indemnifying party that is a Selling Securityholder of Registrable Shares shall not be required to contribute any amount in excess of the amount by which the net proceeds received by such indemnifying party in the offering to which such claims relates exceeds the amount of any damages that such indemnifying party has otherwise been required to pay by reasons of such untrue or alleged untrue statement or omission or alleged omission.  No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

2.8          Rule 144.  The Company shall file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations promulgated thereunder, and will take such further action as any holder of Registrable Shares may reasonably request, all to the extent required from time to time to enable such holder to sell Registrable Shares without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 or 144A or Regulation S under the Securities Act.  Upon the request of any holder of Registrable Shares, the Company shall deliver to such holder a written statement as to whether it has complied with such requirements.

2.9          Underwritten Registrations.

(a)           No holder of Registrable Shares may participate in any underwritten registration hereunder unless such holder (i) agrees to sell such holder’s Registrable Shares on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required under the terms of such underwriting arrangements.

(b)           In the case of an underwritten offering requested by holders pursuant to Section 2.1 or 2.3, the price, underwriting discount and other financial terms for each class of Registrable Shares of the related underwriting agreement shall be determined by the Securityholders initially exercising such Demand Rights or rights under Section 2.3 and be acceptable to the Company (such consent not to be unreasonably withheld or delayed).  In the case of any underwritten offering pursuant to a Company initiated offering, such price, discount and other terms shall be determined by the Company in its sole discretion, subject to the right of the holders requesting to participate pursuant to Section 2.2(a) to withdraw their request to participate in the registration after being advised of such price, discount and other terms.

2.10        No Inconsistent Agreements.  The Company has not and will not, enter into any agreement with respect to the Company’s securities that is inconsistent with the rights granted to the holders of Registrable Shares in this Article 2 or otherwise conflicts with the provisions hereof.

ARTICLE 3

TERMINATION

3.1          Termination.  The provisions of this Agreement shall terminate when there shall no longer be any Registrable Shares outstanding.

ARTICLE 4

MISCELLANEOUS

4.1          Notices.  Any notices or other communications required or permitted hereunder shall be in writing, and shall be sufficiently given if made by hand delivery, by telex, by telecopier or registered or certified mail, postage prepaid, return receipt requested, addressed as follows (or at such other address as may be substituted by notice given as herein provided):

If to the Company:

Fidelity National Information Services, Inc.
601 Riverside Avenue
Jacksonville, FL 32204
Attention:	Christopher Rose
Facsimile:	(904) 357-1026

If to F Co. Parent:

Fidelity National Financial, Inc.
601 Riverside Avenue
Jacksonville, FL 32204
Attention:	Christopher Rose
Facsimile:	(904) 357-1026

If to a Sponsor:

Thomas H. Lee Partners, L.P.
100 Federal Street
Boston, MA 02110
Attention:	Thomas Hagerty and Seth Lawry
Telephone:	(617) 227-1050
Facsimile:	(617) 227-3514

Texas Pacific Group
301 Commerce Street
Suite 3300
Fort Worth, TX 76102
Attention:	David Spuria, Esq.
Telephone:	(817) 871-4000
Facsimile:	(817) 871-4088

Evercore Partners
55 East 52nd Street, 43rd Floor
New York, NY 10055
Attention:	Neeraj Mital
Telephone:	(212) 857-3197
Facsimile:	(212) 857-3152

Banc of America Capital Investors, L.P.
Bank of America Corporate Center
100 North Tryon Street, 25th Floor
NC1-007-25-02
Charlotte, NC 28255
Attention:	Robert L. Edwards, Jr.
Facsimile:	(704) 386-6432

with copies to:

Weil, Gotshal & Manges LLP
100 Federal Street
Boston, MA 02110
Attention:	James Westra, Esq.
Marilyn French, Esq.
Facsimile:	(617) 772-8333

Cleary Gottlieb Steen & Hamilton LLP
One Liberty Plaza
New York, NY 10006
Attention:	David Leinwand, Esq.
Facsimile:	(212) 225-3999

Simpson Thacher & Bartlett LLP
425 Lexington Avenue
New York, NY 10017
Attention:	Alan Schwartz
Facsimile:	(212) 455-2502

Kennedy Covington Lobdell & Hickman, L.L.P.
Hearst Tower
214 North Tryon Street, 47th Floor
Charlotte, NC 28202
Attention:	T. Richard Giovannelli
Facsimile:	(704) 353-3184

If to any other Securityholder, at its address listed on Annex A hereof.

Any notice or communication hereunder shall be deemed to have been given or made as of the date so delivered if personally delivered; when receipt is acknowledged, if sent via facsimile; one business day following the day sent by overnight courier (with written confirmation of receipt); and three (3) calendar days after mailing if sent by registered or certified mail (except that a notice of change of address shall not be deemed to have been given until actually received by the addressee).

Failure to mail a notice or communication to a Securityholder or any defect in it shall not affect its sufficiency with respect to other Securityholders.  If a notice or communication is mailed in the manner provided above, it is duly given, whether or not the addressee receives it.

4.2          Governing Law; Consent to Jurisdiction.  THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.  Each of the parties agrees that all actions, suits or proceedings arising out of or based upon this Agreement or the subject matter hereof shall be brought and maintained exclusively in the federal and state courts of the State of New York.  Each of the parties hereto by execution hereof (i) hereby irrevocably submits to the jurisdiction of the federal and state courts in the State of New York for the purpose of any action, suit or proceeding arising out of or based upon this Agreement or the subject matter hereof and (ii) hereby waives to the extent not prohibited by applicable law, and agrees not to assert, by way of motion, as a defense or otherwise, in any such action, suit or proceeding, any claim that it is not subject personally to the jurisdiction of the above-named courts, that it is immune from extraterritorial injunctive relief or other injunctive relief, that its property is exempt or immune from attachment or execution, that any such action, suit or proceeding may not be brought or maintained in one of the above-named courts, that any such action, suit or proceeding brought or maintained in one of the above-named courts should be dismissed on grounds of forum non conveniens, should be transferred to any court other than one of the above-named courts, should be stayed by virtue of the pendency of any other action, suit or proceeding in any court other than one of the above-named courts, or that this Agreement or the subject matter hereof may not be enforced in or by any of the above-named courts.  Each of the parties hereto hereby consents to service of process in any such suit, action or proceeding in any manner permitted by the laws of the State of New York, agrees that service of process by registered or certified mail, return receipt requested, at the address specified in or pursuant to Section 4.1 is reasonably calculated to give actual notice and waives and agrees not to assert by way of motion, as a defense or otherwise, in any such action, suit or proceeding any claim that service of process made in accordance with Sections 4.1 and 4.2 does not constitute good and sufficient service of process.  The provisions of this Section 4.2 shall not restrict the ability of any party to enforce in any court any judgment obtained in a federal or state court of the State of New York.

4.3          Successors and Assigns.  This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their permitted successors and assigns.  Each Securityholder may assign its rights hereunder to any purchaser or transferee of Registrable Shares; provided, however, that (i) such securities shall remain Registrable Shares hereunder following such purchase or transfer, and (ii) such purchaser or transferee shall, as a condition to the effectiveness of such assignment, be required to execute a counterpart to this Agreement, whereupon such purchaser or transferee shall have the benefits of, and shall be subject to the restrictions contained in this Agreement as if such purchaser or transferee was originally included in the definition of Securityholder herein and had originally been a party hereto.

4.4          Duplicate Originals.  All parties may sign any number of copies of this Agreement.  Each signed copy shall be an original, but all of them together shall represent the same agreement.

4.5          Severability.  In case any provision in this Agreement shall be held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and the remaining provisions shall not in any way be affected or impaired thereby.

4.6          No Waivers; Amendments.

(a)           No failure or delay on the part of the Company or any Securityholder in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy.  The remedies provided for herein are cumulative and are not exclusive of any remedies that may be available to the Company or any Securityholder at law or in equity or otherwise.

(b)           Any provision of this Agreement may be amended or waived if, but only if, such amendment or waiver is in writing and is signed by (i) the Company, (ii) F Co. Parent, and (iii) the Sponsor Group; provided, however, that no such amendment or waiver which adversely affects either Evercore or BACI disproportionately to any other Sponsor shall be permitted without the written consent of Evercore or BACI, as applicable.

[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have executed this Registration Rights Agreement on the day and year first above written.

COMPANY:

FIDELITY NATIONAL INFORMATION SERVICES, INC.

	By:	/s/ Lee A. Kennedy
Name: Lee A. Kennedy
Title: Chief Executive Officer

SECURITYHOLDERS:

FIDELITY NATIONAL FINANCIAL, INC.

	By:	/s/ Alan L. Stinson
Name: Alan L. Stinson
Title: Executive Vice President and Chief Financial Officer

THL FNIS HOLDINGS, LLC

By: THL Equity Advisors V, LLC, its manager
By: Thomas H. Lee Partners, L.P., its sole member
By: Thomas H. Lee Advisors LLC, its general partner

By:	/s/ Thomas M. Hagerty
	Name:	Thomas M. Hagerty
	Title:	Managing Director

THOMAS H. LEE EQUITY (CAYMAN) FUND V, L.P.

By: THL Equity Advisors V, LLC, its general partner
By: Thomas H. Lee Partners, L.P., its sole member
By: Thomas H. Lee Advisors LLC, its general partner

By:	/s/ Thomas M. Hagerty
	Name:	Thomas M. Hagerty
	Title:	Managing Director

REGISTRATION RIGHTS AGREEMENT SIGNATURE PAGE

PUTNAM INVESTMENTS EMPLOYEES’ SECURITIES COMPANY I LLC

By: Putnam Investment Holdings, LLC, its managing member
By: Putnam Investments, LLC, its managing member

By:	/s/ Thomas M. Hagerty
Name:	Thomas M. Hagerty
Title:	Managing Director

PUTNAM INVESTMENTS EMPLOYEES’ SECURITIES COMPANY II LLC

By: Putnam Investment Holdings, LLC, its managing member
By: Putnam Investments, LLC, its managing member

By:	/s/ Robert T. Burns
Name:	Robert T. Burns
Title:	Managing Director

THOMAS H. LEE INVESTORS LIMITED PARTNERSHIP

By: THL Investment Management Corp., its general partner

By:	/s/ Robert T. Burns
Name:	Robert T. Burns
Title:	Managing Director

PUTNAM INVESTMENT HOLDINGS, LLC

By: Putnam Investments, LLC, its managing member

By:	/s/ Robert T. Burns
Name:	Robert T. Burns
Title:	Managing Director

REGISTRATION RIGHTS AGREEMENT SIGNATURE PAGE

TPG FNIS HOLDINGS, LLC

By: TPG GenPar III, L.P., its manager
By: TPG Advisors III, Inc., its general partner

By:	/s/ David A. Spuria
Name:	David A. Spuria
Title:	Vice President

TPG PARALLEL III, L.P.

By: TPG GenPar III, L.P., its general partner
By: TPG Advisors III, Inc., its general partner

By:	/s/ David A. Spuria
Name:	David A. Spuria
Title:	Vice President

TPG INVESTORS III, L.P.

By: TPG GenPar III, L.P., its general partner
By: TPG Advisors III, Inc., is general partner

By:	/s/ David A. Spuria
Name:	David A. Spuria
Title:	Vice President

FOF PARTNERS III, L.P.

By: TPG GenPar III, L.P., its general partner
By: TPG Advisors III, Inc., its general partner

By:	/s/ David A. Spuria
Name:	David A. Spuria
Title:	Vice President

FOF PARTNERS III-B, L.P.

By: TPG GenPar III, L.P., its general partner
By: TPG Advisors III, Inc., its general partner

By:	/s/ David A. Spuria
Name:	David A. Spuria
Title:	Vice President

REGISTRATION RIGHTS AGREEMENT SIGNATURE PAGE

TPG DUTCH PARALLEL III, C.V.

By: TPG GenPar Dutch, L.L.C., its general partner
By: TPG GenPar III, L.P., its general partner
By: TPG Advisors III, Inc., its general partner

By:	/s/ David A. Spuria
Name:	David A. Spuria
Title:	Vice President

EVERCORE METC CAPITAL PARTNERS II L.P.

By: Evercore Partners II L.L.C., its general partner

By:	/s/ Kathleen G. Reiland
Name:	Kathleen G. Reiland
Title:	Senior Managing Director

BANC OF AMERICA CAPITAL INVESTORS, L.P.

By: Banc of America Capital Management, L.P., its general partner
By: BACM I GP, LLC, its general partner

By:	/s/ Robert L. Edwards, Jr.
Name:	Robert L. Edwards, Jr.
Title:	Authorized Signatory

REGISTRATION RIGHTS AGREEMENT SIGNATURE PAGE

ANNEX A

SECURITYHOLDERS:

THL HOLDERS:

Thomas H. Lee Partners, L.P.

100 Federal Street

Boston, MA 02110

Attention:  Thomas M. Hagerty and Seth Lawry

Facsimile:  (617) 227-5514

TPG HOLDERS:

Texas Pacific Group

345 California Street, Suite 3300

San Francisco, CA 94104

Attention:  Jonathan Coslet and Marshall Haines

Facsimile:  (415) 743-1501

EVERCORE:

Evercore Partners

55 East 52nd Street, 43rd Floor

New York, NY 10055

Attn:  Neeraj Mital

Telephone:  (212) 857-3197

Facsimile:  (212) 857-3152

F CO. PARENT:

Fidelity National Financial, Inc.

601 Riverside Avenue

Jacksonville, FL  32204

Attention:  Christopher Rose

Facsimile:  (904) 357-1026

BACI:

Banc of America Capital Investors, L.P.

Bank of America Corporate Center

100 North Tryon Street, 25th Floor

NC1-007-25-02

Charlotte, NC 28255

Attention:  Robert L. Edwards, Jr.

Facsimile:  (704) 386-6432